Exhibit 10.11

FIFTEENTH LOAN MODIFICATION AGREEMENT

THIS FIFTEENTH LOAN MODIFICATION AGREEMENT, executed on the 18th day of March, 2011 (the “Agreement”), is made by and among LIBERTY  BANK OF ARKANSAS, an Arkansas state chartered bank whose address is 4706 South Thompson, Suite 101, Springdale, Arkansas 72764, Attention: D. Scott Hancock, Executive Vice President (“Lender”); ADVANCED ENVIRONMENTAL RECYCLING TECHNOLOGIES, INC., a Delaware corporation whose mailing address is Post Office Box 1237, Springdale, Arkansas 72765 (“Borrower”); MARJORIE S. BROOKS, an individual and resident of the State of Arkansas whose mailing address is P.O. Box 32, Springdale, Arkansas 72765 ( “MB”); STEPHEN W. BROOKS, an individual and resident of the State of Arkansas whose mailing address is Post Office Box 1237, Springdale, Arkansas 72765 (“SB”); JOE G. BROOKS, an individual and resident of the State of Arkansas whose mailing address is Post Office Box 1237, Springdale, Arkansas 72765 (“JB”); and MACRICH, LLC, an Arkansas limited liability company whose address is P.O. Box 32, Springdale, Arkansas 72765 (“Macrich”, together with MB, SB, and JB, “Guarantors”).

WITNESSETH:

WHEREAS, pursuant to that certain Loan Agreement, dated January 16, 2006, between Borrower and Lender (as amended, restated, or modified, including, without limitation, by that certain Amended and Restated Loan Agreement, dated January 16, 2007, the “Loan Agreement”), and certain other documents related thereto, Lender agreed to loan funds to Borrower on a revolving basis in an amount not to exceed Fifteen Million and No/100 Dollars ($15,000,000.00) (the “Loan”).  Capitalized terms not otherwise defined herein shall have the meaning ascribed to the same in the Loan Agreement;

WHEREAS, to further evidence the indebtedness described in the Loan, Borrower executed and delivered to Lender that certain Promissory Note (Revolving Line of Credit), dated January 16, 2006, as amended, restated, and modified by that certain Amended and Restated Promissory Note, dated September 15, 2008 and that certain Second Amended and Restated Promissory Note dated effective December 15, 2008, as amended, restated, and modified by that certain Third Amended and Restated Promissory Note dated effective February 15, 2009, as amended and restated by that certain Fourth Amended and Restated Promissory Note dated effective June 15, 2009, as amended and restated by that certain Fifth Amended and Restated Promissory Note dated effective September 15, 2009, as amended and restated by that certain Sixth Amended and Restated Promissory Note dated effective January 15, 2010, as amended, restated, and modified by that certain Seventh Amended and Restated Promissory Note dated April 15, 2010, as amended and modified by that certain Eighth Amended and Restated Promissory Note dated July 15, 2010, as amended and modified by that certain Ninth Amended and Restated Promissory Note dated October 15, 2010 bearing interest and being payable as set forth therein and stating a Scheduled Maturity of March 15, 2011 (collectively, the “Note”);

WHEREAS, in order to secure the Note, Borrower executed and delivered to Lender a Security Agreement, dated January 16, 2006, granting security interests in substantially all of the assets of Borrower (the “Security Agreement”), which such liens and security interests were perfected by the filing of UCC financing statements in the jurisdictions of Arkansas, Delaware, Texas, and Rapides Parrish, Louisiana;

WHEREAS, the above-listed Guarantors have a legally vested interest in the Borrower obtaining, securing, and herein modifying the Loan and has agreed to enter into and execute this Agreement for the purpose of inducing Lender to renew the Loan to Borrower, to guarantee the payment, obligations, responsibilities and duties of Borrower and to be legally bound by and subject to the terms of such loan documents;

WHEREAS, to further secure the Note, MB executed in favor of Lender a Guaranty Agreement, dated as of January 16, 2006, as amended, restated, and modified by that certain Amended and Restated Guaranty Agreement, dated September 15, 2008 that certain Second Amended and Restated Guaranty Agreement dated effective December 15, 2008, as amended, restated and modified by that certain Third Amended and Restated Guaranty Agreement dated effective February 15, 2009, as amended, restated and modified by that certain Fourth Amended and Restated Guaranty Agreement dated effective June 15, 2009, as amended, restated and modified by that certain Fifth Amended and Restated Guaranty Agreement dated effective September 15, 2009, as amended, restated and modified by that certain Sixth Amended and Restated Guaranty Agreement dated effective January 15, 2010, as amended, restated and modified by that certain Seventh Amended and Restated Guaranty Agreement dated effective April 15, 2010, as amended, restated, and modified by that certain Eighth Amended and Restated Guaranty Agreement dated effective July 15, 2010, as amended, restated, and modified by that certain Ninth Amended and Restated Guaranty Agreement dated effective October 15, 2010  (collectively, the “Guaranty”);

WHEREAS, to further secure the Note, Macrich executed in favor of Lender that certain Limited Recourse Secured Guaranty Agreement of Macrich, LLC, dated September 15, 2008, as amended, restated, and modified by that certain Amended and Restated Limited Recourse Secured Guaranty Agreement of Macrich, LLC dated effective December 15, 2008, as amended, restated and modified by that certain Second Amended and Restated Limited Recourse Secured Guaranty Agreement of Macrich, LLC, dated effective February 15, 2009, as amended, restated and modified by that certain Third Amended and Restated Limited Recourse Secured Guaranty Agreement of Macrich, LLC, dated effective June 15, 2009, as amended, restated and modified by that certain Fourth Amended and Restated Limited Recourse Secured Guaranty Agreement of Macrich, LLC, dated effective September 15, 2009, as amended, restated and modified by that certain Fifth Amended and Restated Limited Recourse Secured Guaranty Agreement of Macrich, LLC, dated effective January 15, 2010, as amended, restated and modified by that certain Sixth Amended and Restated Limited Recourse Secured Guaranty Agreement of Macrich, LLC, dated effective April 15, 2010, as amended, restated and modified by that certain Seventh Amended and Restated Limited Recourse Secured Guaranty Agreement of Macrich, LLC, dated effective July 15, 2010, as amended, restated and modified by that certain Eighth Amended and Restated Limited Recourse Secured Guaranty Agreement of Macrich, LLC, dated effective October 15, 2010  (collectively, the “Macrich Guaranty”);

WHEREAS, to further secure the Note and the Macrich Guaranty, Macrich executed in favor of Lender that certain Mortgage, Security Agreement and Fixture Filing (Secures Future

Advances), dated September 15, 2008, and recorded on November 3, 2008 with the Ex-officio Recorder and Circuit Clerk for Benton County, Arkansas in Book 2008 at Page 177374, as amended and modified pursuant to that certain Modification to Mortgage, Security Agreement and Fixture Filing dated effective December 15, 2008, and recorded on January 7, 2009 with the Ex-officio Recorder and Circuit Clerk for Benton County, Arkansas in Book 2009 at Page 2780, as amended and modified pursuant to that Second Modification to Mortgage, Security Agreement and Fixture Filing dated effective February 15, 2009, and recorded on March 5, 2009 with the Ex-officio Recorder and Circuit Clerk for Benton County, Arkansas in Book 2009 at Page 38528,  as amended and modified pursuant to that certain Third Modification to Mortgage, Security Agreement and Fixture Filing dated effective June 15, 2009, and recorded on July 29, 2009, with the Ex-Officio Recorder and Circuit Clerk for Benton County, Arkansas, in Book 2009, at Page 140897, as amended and modified pursuant to that certain Fourth Modification to Mortgage, Security Agreement and Fixture Filing dated effective September 15, 2009, and recorded on October 28, 2009, with the Ex-Officio Recorder and Circuit Clerk for Benton County, Arkansas, in Book 2009, at Page 191150, as amended and modified pursuant to that certain Fifth Modification to Mortgage, Security Agreement and Fixture Filing dated effective January 15, 2010, and recorded on March 2, 2010, with the Ex-Officio Recorder and Circuit Clerk for Benton County, Arkansas, in Book 2010, at Page 23469, as amended and modified pursuant to that certain Sixth Modification to Mortgage, Security Agreement and Fixture Filing dated April 15, 2010, and recorded on June 2, 2010, with the Ex-Officio Recorder and Circuit Clerk for Benton County, Arkansas, in Book 2010, at Page 65697, as amended and modified pursuant to that certain Seventh Modification to Mortgage, Security Agreement and Fixture Filing dated July 15, 2010, and recorded on August 30, 2010, with the Ex-Officio Recorder and Circuit Clerk for Benton County, Arkansas, in Book 2010, at Page 111591, as amended and modified pursuant to that certain Eighth Modification to Mortgage, Security Agreement and Fixture Filing dated October 15, 2010, and recorded with the Ex-Officio Recorder and Circuit Clerk for Benton County, Arkansas (collectively, the “Macrich Mortgage”);

WHEREAS, to further secure the Note, JB and SB executed in favor of Lender that certain Guaranty Agreement, dated effective December 15, 2008, as amended, restated and modified by that certain Amended and Restated Guaranty Agreement, dated February 15, 2009, as amended, restated and modified by that certain Second Amended and Restated Guaranty Agreement dated effective June 15, 2009, as amended, restated and modified by that certain Third Amended and Restated Guaranty Agreement, dated effective September 15, 2009, as amended, restated and modified by that certain Fourth Amended and Restated Guaranty Agreement, dated effective January 15, 2010, as amended, restated and modified by that certain Fifth Amended and Restated Guaranty Agreement, dated effective April 15, 2010, as amended, restated and modified by that certain Sixth Amended and Restated Guaranty Agreement, dated effective July 15, 2010, as amended, restated and modified by that certain Seventh Amended and Restated Guaranty Agreement, dated effective October 15, 2010 (collectively, the “JB/SB Guaranty”);

WHEREAS, as of the date hereof, the advanced and outstanding principal balance of the loan evidenced by the Loan Agreement, the Note, and the other Loan Documents is Seven Million Eight Hundred Twenty Nine Thousand Four Hundred Seventy Four and 83/100 Dollars ($7,829,474.83);

WHEREAS, effective as of January 16, 2007, the parties hereto executed that certain Loan Modification Agreement (the “First Modification Agreement”) through which the Scheduled Maturity of the Loan was extended to June 16, 2007;

WHEREAS, effective as of April 26, 2007, the parties hereto executed that certain Second Loan Modification Agreement (the “Second Modification Agreement”), through which certain amendments and modifications were made to the Loan as set forth therein;

WHEREAS, effective as of June 16, 2007, the parties hereto executed that certain Third Loan Modification Agreement (the “Third Modification Agreement”), through which certain amendments and modifications were made to the Loan as set forth therein, including the extension of the Scheduled Maturity and Termination Date, as those terms are defined in the Loan Agreement, to September 16, 2007;

WHEREAS, effective as of September 16, 2007, the parties hereto executed that certain Fourth Loan Modification Agreement (the “Fourth Modification Agreement”), through which certain amendments and modifications were made to the Loan as set forth therein, including the extension of the Scheduled Maturity and Termination Date, as those terms are defined in the Loan Agreement, to June 15, 2008;

WHEREAS, effective as of June 15, 2008, the parties hereto executed that certain Fifth Loan Modification Agreement (the “Fifth Modification Agreement”), through which certain amendments and modifications were made to the Loan as set forth therein, including the extension of the Scheduled Maturity and Termination Date, as those terms are defined in the Loan Agreement, to September 15, 2008;

WHEREAS, effective as of September 15, 2008, the parties hereto executed that certain Sixth Loan Modification Agreement (the “Sixth Modification Agreement”), through which certain amendments and modifications were made to the Loan as set forth therein, including the extension of the Scheduled Maturity, as that term is defined in the Loan Agreement, to December 15, 2008;

WHEREAS, effective as of December 15, 2008, the parties hereto executed that certain Seventh Loan Modification Agreement (the “Seventh Modification Agreement”), through which certain amendments and modifications were made to the Loan as set forth therein, including the extension of the Scheduled Maturity, as that term is defined in the Loan Agreement, to February 15, 2009;

WHEREAS, effective as of February 15, 2009, the parties hereto executed that certain Eighth Loan Modification Agreement (the “Eighth Modification Agreement”), through which certain amendments and modifications were made to the Loan as set forth therein, including the extension of the Scheduled Maturity, as that term is defined in the Loan Agreement, to June 15, 2009;

WHEREAS, effective as of June 15, 2009, the parties hereto executed that certain Ninth Loan Modification Agreement, through which certain amendments and modifications were made to the Loan as set forth therein, including the extension of the Scheduled Maturity, as that term is defined in the Loan Agreement, to September 15, 2009 (the “Ninth Modification Agreement”);

WHEREAS, effective as of September 15, 2009, the parties hereto executed that certain Tenth Loan Modification Agreement, through which certain amendments and modifications were made to the Loan as set forth therein, including the extension of the Scheduled Maturity, as that term is defined in the Loan Agreement, to January 15, 2010 (the “Tenth Modification Agreement”);

WHEREAS, effective as of January 15, 2010, the parties hereto executed that certain Eleventh Loan Modification Agreement, through which certain amendments and modifications were made to the Loan as set forth therein, including the extension of the Scheduled Maturity, as that term is defined in the Loan Agreement, to April 15, 2010 (the “Eleventh Modification Agreement);

WHEREAS, effective as of April 15, 2010, the parties hereto executed that certain Twelfth Loan Modification Agreement, through which certain amendments and modifications were made to the Loan as set forth therein, including the extension of the Scheduled Maturity, as that term is defined in the Loan Agreement, to July 15, 2010 (the “Twelfth Modification Agreement”, and collectively with the First through Eleventh Modification Agreements, the “Modification Agreements);

WHEREAS, effective as of July 15, 2010, the parties hereto executed that certain Thirteenth Loan Modification Agreement, through which certain amendments and modifications were made to the Loan as set forth therein, including the extension of the Scheduled Maturity, as that term is defined in the Loan Agreement, to October 15, 2010 (the “Thirteenth Modification Agreement”, and collectively with the First through Twelfth Modification Agreements, the “Modification Agreements);

WHEREAS, effective as of October 15, 2010, the parties hereto executed that certain Fourteenth Loan Modification Agreement, through which certain amendments and modifications were made to the Loan as set forth therein, including the extension of the Scheduled Maturity, as that term is defined in the Loan Agreement, to March 15, 2011 (the “Fourteenth Modification Agreement”, and collectively with the First through Thirteenth Modification Agreements, the “Modification Agreements);

WHEREAS, the Loan Agreement, the Note, the Security Agreement, the Guaranty, Macrich Guaranty, the Macrich Mortgage, the JB/SB Guaranty, the Modification Agreements, and any and all other loan documents and instruments in any way evidencing or associated with the Loan, whether specifically referenced herein or not, are hereinafter referred to as the “Loan Documents”; and

WHEREAS, the parties hereto hereby now desire to modify certain terms of the Loan Documents and the parties wish to execute this Agreement to memorialize such changes.

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Guarantors and Lender hereby agree as follows:

1. ACKNOWLEDGMENT OF CONTINUING SECURITY INTEREST AND GUARANTY: Borrower and Guarantors hereby expressly acknowledge and agree that the liens, security interests and assignments securing the payment of the Loan and the performance of the obligations in the Loan Documents, under and as defined in and set forth in the Loan Documents, shall not be released, but shall continually secure payment of the indebtedness being the subject of the Loan Documents and performance of the obligations in the Loan Documents.  Guarantors further expressly acknowledge and agree that their respective Guaranties remain valid, binding, and enforceable and shall continually secure payment of the indebtedness being the subject of the Loan Documents, in accordance with the terms thereof but which are subject to and inclusive of the modifications set forth in the Modification Agreements, and this Agreement.

2. Purpose.  This Agreement is entered into not in payment of, but for the purpose of extending and modifying the Loan Documents for the sole purpose of providing Borrower with additional time to procure and close additional financing that will be used to retire the indebtedness under the Loan.  As of the date hereof, this Agreement evidences an extended and modified Loan.

3. Tenth Amended and Restated Promissory Note and Guaranty Agreements.  In connection with the execution hereof, the Borrower has executed and delivered that certain Tenth Amended and Restated Promissory Note, annexed hereto as Exhibit “A” and incorporated herein by reference (the “Amended Note”), effecting an amendment and modification of certain of the terms set forth therein.  Additionally, MB has executed and delivered that certain Tenth Amended and Restated Guaranty Agreement, annexed hereto as Exhibit “B” and incorporated herein by reference (the “Amended Guaranty”), effecting an amendment and modification of certain of the terms set forth therein; Macrich has executed and delivered that certain Ninth Amended and Restated Limited Recourse Secured Guaranty Agreement of Macrich, LLC, annexed hereto as Exhibit “C” and incorporated herein by reference (the “Amended Macrich Guaranty”), effecting an amendment and modification of the terms set forth therein; and JB and SB have executed and delivered that certain Eighth Amended and Restated Guaranty Agreement, dated of even date herewith and annexed hereto as Exhibit “D” and incorporated herein by reference (the “Amended JB/SB Guaranty”), effecting an amendment and modification of the terms set forth therein;

4. Ninth Mortgage Modification.  In connection with the execution hereof, Macrich has executed and delivered that certain Ninth Modification to Mortgage, Security Agreement and Fixture Filing annexed hereto as Exhibit “E” and incorporated herein by reference (the “Mortgage Modification”), effecting an amendment and modification of certain of the terms set forth therein.

5. Extension of Scheduled Maturity.  The Amended Note, the Loan Agreement, and all other Loan Documents, to the extent applicable, are hereby amended and modified by extending the Scheduled Maturity of the Note from March15, 2011 to March 15, 2012.

6. Amendment and Restatement of Definition of “Advance Request Form” in Loan Agreement.  Section 1.1(d) of the Loan Agreement is amended, restated, and modified to provide as follows:

“(d)           “Advance Request Form” means a certificate, in a form approved as to both form and content by the Lender, properly completed and signed by the Borrower requesting a Revolving Credit Advance, containing, at a minimum, the amount of each requested Advance and provided with a Borrowing Base Report, and any other information requested by Lender in its sole and absolute discretion.”

7. Amendment and Restatement to Definition of “Borrowing Base” in Loan Agreement.  Section 1.1(g) of the Loan Agreement is amended, restated, and modified to provide as follows:

“(g)           “Borrowing Base” means, at any time, an amount equal to the sum of (i) eighty-five percent (85%) of the value of Eligible Accounts of which Bluelinx Corporation (“Bluelinx”) is the account debtor, (ii) eighty-five percent (85%) of the value of Eligible Accounts of which Therma-Tru Corporation (“Therma-Tru”) is the account debtor, (iii) seventy-five percent (75%) of all other Eligible Accounts, (iv) seventy-five percent (75%) of the value of Eligible Inventory that constitutes finished goods, including Eligible Inventory that is finished goods held in a Therma-Tru warehouse, and (v) fifty percent (50%) of all other Eligible Inventory.”

8. Amendment and Restatement of Definition of “Commitment” in Loan Agreement.  Section 1.1(o) of the Loan Agreement is amended, restated, and modified to provide as follows:

“(o)           “Commitment” means the obligation of the Lender to make Revolving Credit Advances pursuant to Section 2.1 in an aggregate principal amount at any time outstanding up to but not exceeding Six Million Eight Hundred Thousand and No/100 Dollars ($6,800,000.00), subject, however, to termination pursuant to Section 10.2.”

 9. Amendment and Restatement of Definition of “Termination Date” in Loan Agreement.  Section 1.1(uuu) of the Loan Agreement is amended, restated, and modified to provide as follows:

“(uuu) “Termination Date” means 11:00 a.m. Springdale, Arkansas time on March 15, 2012, or such earlier date on which the Commitment terminates as provided in this Agreement.”

10. Amendment to Section 7.1(e) of Loan Agreement.  Section 7.1(e) of the Loan Agreement is amended, restated, and modified to provide as follows:

“(e)           Borrowing Base Report.  A Borrowing Base Report, in a form identical to the same annexed hereto as Exhibit A, along with a projection of the uses of cash by the Borrower for the following two weeks, both of which being certified by the chief financial officer of the Borrower, shall be provided to Lender (i) with the submission of each Advance Request Form, (ii) as of the 15th of each month but to be provided by the 25th of each month, and (iii) as of the last day of each month but to be provided by the 10th of the following month;”

11. Amendment to Section 8.1 of Loan Agreement.  Section 8.1 of the Loan Agreement is amended by adding the following new clause (e) to the end of the Section:

“(e)            Indebtedness incurred pursuant to the Credit Agreement dated as of March 18, 2011 among the Borrower and H.I.G. AERT, LLC (“H.I.G.”) as administrative agent, as contemplated and referenced in the Second Amended and Restated Subordination and Intercreditor Agreement between H.I.G. and Lender (the “Intercreditor Agreement”).

12. Amendment to Section 8.2 of Loan Agreement.  Section 8.2 of the Loan Agreement is amended by adding the following as a new clause (h) at the end of the Section:

“(h)             Liens on the assets of Borrower, including assets collateralizing the Loan, granted to H.I.G. as administrative agent to secure the Indebtedness permitted by Section 8.1(e), as contemplated and referenced in the Intercreditor Agreement.

13. Amendment to Section 8.4 of Loan Agreement.  Section 8.4 of the Loan Agreement is amended by adding the following as a new final sentence thereof:

“Lender consents to the payment of quarterly dividends upon the Series E Preferred Stock and the redemption of such Series E Preferred Stock upon a Triggering Event or Fundamental Transaction, in each case as described in the Certificate of Designation related to such Series E Preferred Stock and to the extent that the Company is not in default with respect to any payment obligation to Lender and has not been provided notice by Lender of any other Event of Default under the Loan Agreement which is then pending and has not been cured or waived, notwithstanding the provisions of this Section 8.4 or any other inconsistent provision of the Loan Agreement.”

14. Amendment to Section 8.7 of Loan Agreement.  Section 8.7 of the Loan Agreement is amended by adding the following sentence to the end of the paragraph:

“Notwithstanding the foregoing, the Borrower shall be permitted to make payments of (A) a management fee to H.I.G. Capital, L.L.C., a Delaware limited liability company (“H.I.G. Capital”) or one of its Affiliates pursuant to the Advisory Services Agreement dated as of March 18, 2011 by and between the Borrower and H.I.G. Capital (as amended, restated, or modified from time to time, the “Advisory Services Agreement”); and (B) guaranty fees pursuant to a Guaranty Fee agreement between Borrower and Marjorie Brooks; provided that no such fee shall be paid under Clause (A) or (B) during any period that an Event of Default pursuant to Section 10.1(b) of this Agreement has occurred and is continuing; provided, further, that any portion of such fee not paid due to the existence of an Event of Default shall be deferred and may be paid when no Event of Default exists; and (C) other transaction fees payable pursuant to the Advisory Services Agreement; (D) payment of indemnification in connection with the provision of services under the Advisory Services Agreement; and (E) reimbursement of reasonable out-of-pocket costs and expenses to H.I.G. Capital or one of its Affiliates required to be paid pursuant to the Advisory Services Agreement.  Furthermore, to the extent that H.I.G. or H.I.G. Capital might be deemed an Affiliate of Borrower, Lender hereby approves and consents to the recapitalization transactions being effectuated pursuant to and contemplated by the Securities Exchange Agreement, the Series D Exchange Agreement and the Credit Agreement between Borrower and H.I.G. and other ancillary documents thereto.”

15. Amendment to Section 10.1(j) of Loan Agreement.  Section 10.1(j) of the Loan Agreement is amended to add the following as a new sentence to the end thereof:

“Provided, however, the immediate addition of Michael Phillips as a new director is hereby approved, the resignation of certain current directors and the appointment of new directors so as to effectuate the Series E Preferred Stock rights to appoint four out of seven total board members at any time is hereby approved, and the pending resignation of Eric Barnes as Chief Accounting Officer is hereby approved.”

16. Amendment to Section 10.1(l) of Loan Agreement.  Section 10.1(l) of the Loan Agreement is amended to add the following as a new sentence to the end thereof:

“Provided, however, to the extent the aggregate equity ownership of the Brooks Shareholders will be substantially diluted as a result of the recapitalization transactions with H.I.G., the equity ownership requirement with respect to the Brooks Shareholders is hereby eliminated and of no further force or effect as of the date hereof.”

17. Amendment and Restatement to Exhibit “A” to the Loan Agreement.  Exhibit “A” to the Loan Agreement, which provides a form for computing the Borrowing Base under the

Loan, is amended, restated, and modified in accordance with the form annexed hereto as Exhibit “F”.

18. Modification of Borrowing Procedure.  Section 2.1(d) of the Loan Agreement, is hereby amended and modified to read as follows:

(d)    Borrowing Procedure.  The Borrower shall give the Lender notice of each Revolving Credit Advance by means of an Advance Request Form containing the information required therein and delivered (by hand or by mechanically confirmed facsimile) to the Lender no later than 1:00 p.m. (Springdale, Arkansas time) two days prior to the day on which the Revolving Credit Advance is desired to be funded.  There shall not be a minimum amount for any advance hereunder; provided, however, each Advance Request Form shall state a dollar amount in One Hundred Thousand and No/100 Dollar ($100,000.00) increments, such as $500,000 or $800,000.00, for example.  The Lender at its option may accept telephonic requests for such Revolving Credit Advances, provided that such acceptance shall not constitute a waiver of the Lender's right to require delivery of an Advance Request Form in connection with subsequent Revolving Credit Advances.  Any telephonic request for a Revolving Credit Advance by the Borrower shall be promptly confirmed by submission of a properly completed Advance Request Form to the Lender, but failure to deliver an Advance Request Form shall not be a defense to payment of the Advance.  The Lender shall have no liability to the Borrower for any loss or damage suffered by the Borrower as a result of the Lender's honoring of any requests, execution of any instructions, authorizations or agreements or reliance on any reports communicated to it telephonically, by facsimile or electronically and purporting to have been sent to the Lender by the Borrower and the Lender shall have no duty to verify the origin of any such communication or the identity or authority of the Person sending it.  Lender shall have one (1) day to review the Advance Request Form and make the requested Revolving Credit Advance provided that Borrower has otherwise complied with and is not in default under the terms and conditions of this Loan Agreement.  Each Revolving Credit Advance shall be made available to the Borrower by depositing the same, in immediately available funds, in an account of the Borrower designated by an agent or representative of Borrower (such agent or representative being Tim Morrison, Steve Brooks, Brian Hanna, or Joe Brooks) maintained with the Lender at the Principal Office.  Notwithstanding anything in this Agreement to the contrary, the Lender shall not be obligated to honor an Advance Request Form until the outstanding Revolving Credit Advances are less than the amount of the Commitment hereunder.

                19. Waiver of Certain Defaults.  From the date hereof through November 30, 2011, Lender shall not (a) declare an Event of Default under Section 10.1 of the Loan Agreement in the event Borrower breaches any of the covenants set forth in Article IX of the Loan Agreement or (b) make demand for payment under paragraph 2(e) of the Amended Note.  The waivers set forth in this paragraph shall not constitute a waiver of any other rights or remedies under the Loan Documents, and the waivers set forth in this paragraph shall expire on November 30, 2011.

20. Conditions Precedent.  Lender shall not be bound by the terms hereof until each of the following conditions have been satisfied:

a.
Borrower shall have paid all accrued interest through the date hereof, in addition to a Fifty Thousand and No/100 Dollar ($50,000) renewal fee, and any costs, charges, and attorney’s fees of Lender incurred in connection with the Loan which remain outstanding and unpaid through the date hereof;

b.	Borrower and Guarantors, to the extent applicable, shall have executed or caused to be executed this Agreement, the Amended Note, the Amended

c.
Guaranty, the Amended Macrich Guaranty, the Amended JB/SB Guaranty, the Mortgage Modification, and any other document ancillary to this Agreement as requested by Lender and the Agreement and each other ancillary document, each bearing the original signature of the parties thereto, shall be returned to Lender no later than 5:00 p.m., Friday, March 18, 2011; and

d.
Borrower shall provide an updated resolution of its Board of Directors identifying which officers of Borrower that have authority to execute this Agreement on behalf of the Borrower for the purpose of legally binding the Borrower hereto.

21. No Commitment or Agreement for Additional Extension or Renewal.  Lender has not made and hereby makes absolutely no commitment, promise or agreement to further extend or renew the Loan upon the occurrence of the Scheduled Maturity or to waive any default.

22. No Defaults.  Borrower and Guarantors represent, warrant and covenant to and with Lender that as of the date of this Agreement, Lender is not and has not been in breach or default of any of the Loan Documents or breached any duty owed to Borrower or Guarantors.  Borrower and Guarantors further expressly acknowledge and agree that no previous or future breach of any of the terms of the Loan Documents by Borrower or Guarantors shall be deemed a past or future waiver of any such breach by Borrower or Guarantors, and nothing shall prevent Lender from strictly enforcing the terms of the Loan Documents.

23. No Claims or Defenses.  In consideration of the amendments and modifications set forth above and in order to induce Lender to so modify the Loan Documents, Borrower and Guarantors hereby agree that as of this date Borrower and Guarantors have no and waive all (a) defenses to actions by Lender based on or arising out of the Loan Documents, or (b) claims, offsets, counterclaims or defenses against Lender based on or arising out of the Loan.

24. Release of Claims.  In consideration of the agreements of Lender contained in this Agreement and as an inducement for Lender to agree to the terms hereof, Borrower, Guarantors and all of their respective heirs, legal representatives, predecessors, successors and assigns (individually and collectively, the “Releasors”), do hereby release, discharge, and acquit Lender and its officers, directors, shareholders, agents, attorneys, and employees and their heirs, legal representatives, successors and assigns, and each of them (individually and collectively, “Lender Related Parties”), of and from any and all claims, liens, offsets, demands, obligations, liabilities, indebtednesses, breaches of contract, breaches of duty or any relationship, acts, omissions, cause or causes of action, debts, controversies, promises, damages, costs, losses, and expenses, of whatever kind or nature, irrespective of how, why or by reason of what facts, whether heretofore, now existing or hereafter arising, or which could, might, or may be claimed to exist, of whatever kind, name or character, whether known or unknown, liquidated or unliquidated, including without limitation any action, omission, misrepresentation or other basis of liability founded either in tort, contract or equity and the duties arising thereunder except for those claims relating to gross negligence or willful misconduct (collectively, “Claims”).  It is the express intent of Lender and Releasors that the release and discharge set forth in this paragraph

25. be construed as broadly as possible in favor of Lender Related Parties so as to foreclose forever the assertion by any of Releasors of any Claims, as defined above, against Lender Related Parties or any of them.

26. Reaffirmation of Loan Documents.  Except as otherwise expressly amended or modified herein or in a document executed of even date herewith, the Loan Documents are hereby reaffirmed, ratified, and confirmed in their entirety, are not modified, altered or amended by this Agreement except as specifically set forth above, and are incorporated herein by this reference.  Borrower acknowledges and agrees that all representations, warranties, and covenants set forth in the Loan Agreement remain true, correct, and are, therefore, restated and incorporated herein as if fully set forth herein.

27. Legal Construction of Agreement:

(a)           This Agreement shall be governed by the laws of the State of Arkansas; provided however, notwithstanding anything to the contrary herein, the interest rate to be charged by Lender, including any fees or other charges which may be deemed to be interest, shall be governed by federal law, specifically Section 731 of the Gramm-Leach-Bliley Act, Codified as 12 U.S.C. § 1831u(f), and the law of the state having the highest permissible interest rate which, as of the date hereof, is the home state to an insured depository institution that has a branch in Arkansas.

(b)           Each party and counsel for each party have carefully reviewed this Agreement and, accordingly, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting parties shall not be employed in the interpretation of this Agreement; the parties do not have or occupy disparate bargaining positions.

(c)           In the event one or more of the provisions (or portions thereof) of this Agreement is determined to be illegal or unenforceable, the remainder of this Agreement shall not be affected thereby and each remaining provision or portion thereof shall continue to be valid and effective and shall be enforceable to the fullest extent permitted by law.

(d)           Whenever the context shall require, the masculine shall include the feminine and neuter, and the singular shall include the plural, and conversely.

(e)           Captions used in this Agreement are for convenience only and shall not be construed in interpreting this Agreement.

(f)           This Agreement shall be binding upon and shall inure to the benefit of the respective heirs, successors and assigns of Borrower, Guarantor and Lender.

(g)           The Borrower shall execute, file or refile (or cause to be executed, filed or refiled), and hereby authorizes Lender to execute, file, or refile such, financing statements, and continuation statements as the Lender may from time to time require to create, perfect and maintain, or continue to perfect and maintain, the priority of its lien(s) and any and all security interests or assignments granted or created by the Borrower to secure payment of the Loan provided that the notice requirements required by the Loan Documents are complied with.  Borrower and Guarantor shall, and hereby does, agree to execute, acknowledge and deliver (or cause to be executed, acknowledged and delivered) such other and further assurances and documents as the Lender shall require to cure or eliminate any omission, mistake or ambiguity in this Agreement or any of the documents executed in connection herewith or pertaining hereto.

(h)           The undersigned representative of the Borrower hereby represents and warrants that he has full authority and capacity delegated by the Board of Directors for the Borrower to execute this document for the purpose of binding Borrower hereto, and agrees to indemnify and hold the Lender harmless from any claim that such authority did not exist.

(i)           The Borrower shall pay all expenses, including attorneys’ fees and costs, incurred by it and by the Lender in connection with this Agreement.

(j)           All of the recitals and preambles hereinabove set forth, as well as any Exhibit hereto, are hereby incorporated into and made a part of this Agreement.

This Agreement may be executed via facsimile and in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one counterpart.

IN WITNESS WHEREOF, Borrower, Guarantor and Lender have caused their names to be affixed to this Fifteenth Loan Modification Agreement effective as of the _____ day of March, 2011.

LENDER:

LIBERTY BANK OF ARKANSAS

By:
D. Scott Hancock, Executive Vice President

BORROWER:

ADVANCED ENVIRONMENTAL RECYCLING TECHNOLOGIES, INC.

By:
Stephen W. Brooks, Chief Operating Officer and Director

By:
Joe G. Brooks, Chief Executive Officer and Chairman of the Board of Directors

GUARANTORS:

Marjorie S. Brooks, Individually

Stephen W. Brooks, Individually

Joe G. Brooks, Individually

MACRICH, LLC

By:
Marjorie S. Brooks, Manager

Exhibit “A”

Tenth Amended and Restated Promissory Note
[attached hereto]

Exhibit “B”

Tenth Amended and Restated Guaranty Agreement of MB
[attached hereto]

Exhibit “C”

Ninth Amended and Restated Limited Recourse Secured Guaranty Agreement of Macrich, LLC [attached hereto]

Exhibit “D”

Eighth Amended and Restated Guaranty Agreement of JB and SB
[attached hereto]

Exhibit “E”

Ninth Modification to Mortgage, Security Agreement and Fixture Filing
[attached hereto]